Exhibit 21  Subsidiaries of the Company

Genesis Health Ventures, Inc.:

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                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
1804 Green Street Associates                           General Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Accumed, Inc.                                          Corporation                     New Hampshire
-------------------------------------------------------------------------------------------------------------
ASCO Healthcare of New England, Inc.                   Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
ASCO Healthcare of New England, Limited Partnership    Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
ASCO Healthcare, Inc.                                  Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Brevard Meridian Limited Partnership                   Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Brinton Manor, Inc.                                    Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Burlington Woods Convalescent Center, Inc.             Corporation                     New Jersey
-------------------------------------------------------------------------------------------------------------
Capital /Genesis ElderCare L.L.C.                      Limited Liability Company       New Hampshire
-------------------------------------------------------------------------------------------------------------
Dover ALF LLC f/k/a Capitol SNF, L.L.C.                Limited Liability Company       Delaware
-------------------------------------------------------------------------------------------------------------
CareCard, Inc.                                         Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Care4, Limited Partnership                             Limited Partnership             Delaware
-------------------------------------------------------------------------------------------------------------
Carefleet, Inc.                                        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Caton Manor Meridian Limited Partnership               Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Catonsville Meridian Limited Partnership               Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Cheltenham LTC Management, Inc.                        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Compass Health Services, Inc.                          Corporation                     West Virginia
-------------------------------------------------------------------------------------------------------------
Concord Healthcare Corporation                         Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Concord Pharmacy Services, Inc.                        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Crestview Convalescent Home, Inc.                      Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Crestview North, Inc.                                  Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Crozer-Genesis ElderCare, Inc.                         Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Crozer-Genesis ElderCare Limited Partners              Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Crystal City Nursing Center, Inc.                      Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Delco Apothecary, Inc.                                 Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Derby Nursing Center Corporation                       Corporation                     Connecticut
-------------------------------------------------------------------------------------------------------------
Diane Morgan & Associates d/b/a DM & A Rehab           Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Dover Healthcare Associates, Inc.                      Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Eastern Medical Supplies, Inc.                         Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Eastern Rehab Services, Inc.                           Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Easton Meridian Limited Partnership                    Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Edella Street Associates                               Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
EIDOS, Inc.                                            Corporation                     Florida
-------------------------------------------------------------------------------------------------------------
Encare of Massachusetts, Inc.                          Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Franklin Square/Meridian Healthcare Nursing Home       Limited Partnership             Maryland
Limited Partnership
-------------------------------------------------------------------------------------------------------------
Frederick Meridian Limited Partnership                 Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Adult Day Health Services, Inc.      Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers I, Inc.                      Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------

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                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers I, L. P.                     Limited Partnership             Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers II, Inc.                     Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers II, L. P.                    Limited Partnership             Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers III, Inc.                    Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Centers III, L. P.                   Limited Partnership             Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Employment Services, LLC             Limited liability company       Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Partnership Centers, Inc.            Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Diagnostic Services, Inc.            Corporation                     Pennsylvania
f/k/a Diversified Diagnostics, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Home Care Services, Inc.             Corporation                     Pennsylvania
f/k/a Healthcare Services Network, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Home Health Services -               Corporation                     Pennsylvania
Southern, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Hospitality Services, Inc.           Corporation                     Pennsylvania
f/k/a HCHS, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Living Facilities, Inc.              Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Management Services, Inc.            Corporation                     Delaware
f/k/a  Bluefield Manor, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare National Centers, Inc.               Corporation                     Florida
f/k/a National Health Care Affiliates, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Network Services, Inc.               Corporation                     Pennsylvania
f/k/a Genesis Management Resources, Inc.
f/k/a Total Care Systems, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Network Services of                  Corporation                     Pennsylvania
Massachusetts, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Partnership of New England,          Limited Partnership             Massachusetts
Limited Partnership
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Physician Services, Inc.             Corporation                     Pennsylvania
f/k/a Genesis Physician Services, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Properties, Inc.                     Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Rehabilitation Management            Corporation                     Pennsylvania
Services, Inc. f/k/a Robindale Medical
Services, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Rehabilitation Services, Inc.        Corporation                     Pennsylvania
f/k/a Team Rehabilitation, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis Eldercare Staffing Services, Inc.              Corporation                     Pennsylvania
f/k/a Staff Replacement Services, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Transportation Services, Inc.        Corporation                     Pennsylvania
f/k/a HSS-PARA Transit, Inc.
-------------------------------------------------------------------------------------------------------------
Genesis - Georgetown SNF/JV, L. L. C.                  Limited Liability Company       Delaware
-------------------------------------------------------------------------------------------------------------
Genesis/Harbor, LLC                                    Limited Liability Company       Delaware
-------------------------------------------------------------------------------------------------------------
Genesis Health Services Corporation                    Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Arlington, Inc.             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Bloomfield, Inc.            Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Clarks Summit, Inc.         Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------

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                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Indiana, Inc.               Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Lanham, Inc.                Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Massachusetts, Inc.         Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Naugatuck, Inc.             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of New Garden, Inc.            Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Point Pleasant, Inc.        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Salisbury, Inc.             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Wayne, Inc.                 Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of West Virginia, Inc.         Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of West Virginia,              Limited Partnership             Pennsylvania
Limited Partnership
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Wilkes-Barre, Inc.          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Windsor, Inc.               Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Health Ventures, Inc.                          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Healthcare Centers Holdings, Inc.              Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis Holdings, Inc.                                 Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis Immediate Med Center, Inc.                     Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Properties Limited Partnership                 Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Genesis Properties of Delaware Corporation             Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Genesis Properties of Delaware Ltd.                    Limited Partnership             Delaware
Partnership, L.P.
-------------------------------------------------------------------------------------------------------------
Genesis SelectCare Corp.                               Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Geriatric & Medical Companies, Inc.                    Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Geriatric & Medical Services, Inc.                     Corporation                     New Jersey
-------------------------------------------------------------------------------------------------------------
Geriatric and Medical Investments Corp.                Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
GeriMed Corp.                                          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
GMC Leasing Corporation                                Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
GMC Medical Consulting Services, Inc.                  Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
GMC-LTC & Management, Inc.                             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
GMS Insurance Services, Inc.                           Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
GMS Management - Tucker, Inc.                          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
GMS Management, Inc.                                   Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Governor's House Nursing Home, Inc.                    Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Greenspring Meridian Limited Partnership               Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Hallmark Healthcare Limited Partnership                Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Hamilton Meridian Limited Partnership                  Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Hammonds Lane Meridian Limited Partnership             Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Harbor/Genesis J.V., L.L.C.                            Limited Liability Company       Delaware
-------------------------------------------------------------------------------------------------------------
Health Concepts and Services, Inc.                     Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Healthcare Resources Corp.                             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Hilltop Health Care Center, Inc.                       Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Horizon Medical Equipment and Supply, Inc.             Corporation                     West Virginia
-------------------------------------------------------------------------------------------------------------
Innovative Health Care Marketing, Inc.                 Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Innovative Pharmacy Services, Inc.                     Corporation                     New Jersey
-------------------------------------------------------------------------------------------------------------
Institutional Health Care Services, Inc.               Corporation                     New Jersey
-------------------------------------------------------------------------------------------------------------
Keystone Nursing Home, Inc.                            Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Knollwood Manor, Inc.                                  Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Knollwood Nursing Home, Inc.                           Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
L.I.H. Chestnut Associates, L. P.                      Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Lake Manor, Inc.                                       Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Lake Washington, Ltd.                                  Limited Partnership             Florida
-------------------------------------------------------------------------------------------------------------
Life Support Medical Equipment, Inc.                   Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Life Support Medical, Inc.                             Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Lincoln Nursing Home, Inc.                             Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Magnolia Gardens L. L. C.                              Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
Main Street Pharmacy, L. L. C.                         Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
Manor Management Corporation of Georgian Manor, Inc.   Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
McKerley Health Care Center - Concord Limited          Limited Partnership             New Hampshire
Partnership
-------------------------------------------------------------------------------------------------------------
McKerley Health Care Center - Concord, Inc.            Corporation                     New Hampshire
-------------------------------------------------------------------------------------------------------------
McKerley Health Care Centers, Inc.                     Corporation                     New Hampshire
-------------------------------------------------------------------------------------------------------------
McKerley Health Facilities                             General Partnership             New Hampshire
-------------------------------------------------------------------------------------------------------------
Medical Services Group, Inc.                           Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Edgewood Limited Partnership                  Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Growth & Income Fund                          Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Health, Inc. f/k/a MI Acquisition Corp.       Corporation                     Pennsylvania
(merged with Meridian, Inc.) (d/b/a
McKerley-Meridian Health Facilities I in VT; d/b/a
McKerley Health Facilities in NH)
-------------------------------------------------------------------------------------------------------------
Meridian Healthcare Investments, Inc.                  Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Healthcare, Inc. f/k/a MHC Acquisition        Corporation                     Pennsylvania
Corp. (merged with Meridian Healthcare, Inc. f/k/a
Meridian Nursing Centers, Inc.) (d/b/a
McKerley-Meridian Health Facilities II in VT; d/b/a
McKerley Health Facilities in NH)
-------------------------------------------------------------------------------------------------------------
Meridian Perring Limited Partnership                   Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Valley Limited Partnership                    Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Meridian Valley View Limited Partnership               Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Meridian/Constellation Limited Partnership             Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Metro Pharmaceuticals, Inc.                            Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Milford ALF L.L.C. f/k/a Milford/Dover ALF, L.L.C.     Limited Liability Company       Delaware
-------------------------------------------------------------------------------------------------------------
Millville Meridian Limited Partnership                 Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Mooresville Meridian Limited Partnership               Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
National Pharmacy Services, Inc.                       Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Neighborcare Home Medical Equipment of Maryland,       Limited Liability Company       Maryland
L.L.C.
-------------------------------------------------------------------------------------------------------------
NeighborCare of New Hampshire L. L. C.                 Limited Liability Company       New Hampshire
-------------------------------------------------------------------------------------------------------------
NeighborCare Pharmacies, Inc.                          Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Network Ambulance Services, Inc. f/k/a Life Support    Corporation                     Pennsylvania
Ambulance, Inc.
-------------------------------------------------------------------------------------------------------------
Norristown Nursing & Rehabilitation Center             Limited Partnership             Pennsylvania
Associates, L.P.
-------------------------------------------------------------------------------------------------------------
North Cape Convalescent Center Associates, L.P.        Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Northwest Total Care Centers Associates, L.P.          Limited Partnership             New Jersey
-------------------------------------------------------------------------------------------------------------
Oak Hill Health Care Center, Inc.                      Corporation                     Virginia
-------------------------------------------------------------------------------------------------------------
Pharmacy Equities, Inc.                                Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Philadelphia Avenue Associates                         Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Philadelphia Avenue Corporation                        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Plainfield Meridian Limited Partnership                Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
PPS-GBMC Joint Venture, L.L.C.                         Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
Professional Pharmacy Services, Inc.                   Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
Prospect Park LTC Management, Inc.                     Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Quakertown Manor Convalescent and Rehabilitation,      Corporation                     Delaware
Inc.
-------------------------------------------------------------------------------------------------------------
Randallstown Meridian Limited Partnership              Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Respiratory Health Services, L.L.C.                    Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
River Ridge Partnership                                General Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
River Street Associates                                Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Seminole Meridian Limited Partnership                  Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Spencer Meridian Limited Partnership                   Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
State Street Associates Limited Partnership            Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
State Street Associates, Inc.                          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Suburban Medical Services, Inc.                        Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
The Tidewater Healthcare Shared Services Group, Inc.   Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Therapy Care Systems, L.P.                             Limited Partnership             Pennsylvania
-------------------------------------------------------------------------------------------------------------
Therapy Care, Inc.                                     Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Transport Services, Inc.                               Corporation                     Maryland
-------------------------------------------------------------------------------------------------------------
United Health Care Services, Inc. (uses the t/n        Corporation                     Pennsylvania
NeighborCare-United Health Care Services in N. Y.)
-------------------------------------------------------------------------------------------------------------
Valley Medical Services, Inc.                          Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Valley Transport Ambulance Service, Inc.               Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Versalink, Inc.                                        Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Villas Realty & Investments, Inc.                      Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Visiting Nurse Associates of Maryland,   L.L.C.        Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
NA Hospice of Maryland L.L.C.                          Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
VNA Management Services L.L.C.                         Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
VNA Home Care of Maryland, L.L.C.                      Limited Liability Company       Maryland
-------------------------------------------------------------------------------------------------------------
Volusia Meridian Limited Partnership                   Limited Partnership             Maryland
-------------------------------------------------------------------------------------------------------------
Walnut LTC Management, Inc.                            Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Wayside Nursing Home, Inc.                             Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
Weisenfluh Ambulance Service, Inc.                     Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
West Phila. LTC Management, Inc.                       Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
Wyncote Healthcare Corp.                               Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
York LTC Management, Inc.                              Corporation                     Pennsylvania
-------------------------------------------------------------------------------------------------------------
NeighborCare Infusion Services, Inc. f/k/a Vitalink    Corporation                     Delaware
Infusion Services, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare-ORCA, Inc. f/k/a White, Mack & Wart,      Corporation                     Oregon
Inc. d/b/a Propac Pharmacy
-------------------------------------------------------------------------------------------------------------
NeighborCare Medisco, Inc. f/k/a Medisco Pharmacies,   Corporation                     California
Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare-TCI, Inc. f/k/a                           Corporation                     Delaware
TeamCare, Inc. a/k/a Vitalink-TeamCare, Inc. (CA);
Drug System, Inc. (CO); TeamCare, Inc., a Vitalink
Company (CO, IL GA, Iowa); TeamCare, a Vitalink
Company (NJ, NY, NC, SC, TX, WA, WI, VA & DC
-------------------------------------------------------------------------------------------------------------
TeamCare Clinical Services, Inc. merged into           Corporation                     New Jersey
NeighborCare-TCI, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare of Northern California, Inc. f/k/a        Corporation                     California
CompuPharm of Northern California, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare of Wisconsin, Inc. f/k/a GCI Innovative   Corporation                     Wisconsin
Pharmacy, Inc.
-------------------------------------------------------------------------------------------------------------
CompuPharm Ohio Pharmacy, Inc.                         Corporation                     Ohio
-------------------------------------------------------------------------------------------------------------
NeighborCare of Indiana, Inc. f/k/a TeamCare of        Corporation                     Indiana
Indiana, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare of Virginia, Inc. f/k/a TeamCare of       Corporation                     Virginia
Virginia, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare of Oklahoma, Inc. f/k/a Vitalink          Corporation                     Oklahoma
Subsidiary, Inc.
-------------------------------------------------------------------------------------------------------------
NeighborCare Pharmacy Services, Inc. f/k/a Vitalink    Corporation                     Delaware
Pharmacy Services, Inc.
-------------------------------------------------------------------------------------------------------------

The Multicare Companies, Inc.:


-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Academy Nursing Home, Inc.                              Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Apple Valley Limited Partnership                    Limited Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Apple Valley, Inc.                                  Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Consulting, Inc.                                    Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Danvers ALF, Inc.                                   Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ADS Dartmouth ALF, Inc.                                 Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ADS Dartmouth General Partnership                       General Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Group, The                                          Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Hingham ALF, Inc.                                   Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ADS Hingham Limited Partnership                         Limited Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Hingham Nursing Facility, Inc.                      Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Home Health, Inc.                                   Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ADS Management, Inc. a/k/a ADS/TMCI Management, Inc.    Corporation                    Massachusetts
in N.J.
-------------------------------------------------------------------------------------------------------------
ADS Multicare, Inc.                                     Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ADS Palm Chelmsford, Inc.                               Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Recuperative Center Limited Partnership             Limited Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Recuperative Center, Inc.                           Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Reservoir Waltham, Inc.                             Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Senior Housing, Inc.                                Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS Village Manor, Inc.                                 Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS-NDNE Danvers, L.L.C.                                Limited Liability Company      Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS-NDNE Dartmouth, L.L.C.                              Limited Liability Company      Massachusetts
-------------------------------------------------------------------------------------------------------------
ADS-NDNE Hingham, L.L.C.                                Limited Liability Company      Massachusetts
-------------------------------------------------------------------------------------------------------------
ANR, Inc.                                               Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Applewood  Health Resources, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
ASL, Inc.                                               Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Assisted Living Associates of Berkshire, Inc.           Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Assisted Living Associates of Lehigh, Inc.              Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Assisted Living Associates of Pennington, Inc.          Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Assisted Living Associates of Sanatoga, Inc.            Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Assisted Living Associates of Wall, Inc.                Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Automated Professional Accounts, Inc.                   Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Berks Nursing Homes, Inc.                               Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Bethel Health Resources, Inc.                           Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Breyut Convalescent Center, Inc.                        Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Breyut Convalescent Center, L.L.C.                      Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Brightwood Property, Inc.                               Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Care Haven Associated Limited Partnership               Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Century Care Construction, Inc.                         Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Century Care Management, Inc.                           Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Chateau Village Health Resources, Inc.                  Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
CHG Investment Corporation, Inc.                        Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
CHNR-I, Inc.                                            Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Colonial Hall Health Resources, Inc.                    Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Colonial House Health Resources, Inc.                   Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Concord Companion Care, Inc.                            Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Concord Health Group, Inc.                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Concord Home Health, Inc.                               Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Concord Rehab, Inc.                                     Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Concord Service Corporation                             Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Cumberland Associated Of Rhode Island, L.P.             Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
CVNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Dartmouth Assisted Living L.L.C.                        Limited Liability Company      Delaware
-------------------------------------------------------------------------------------------------------------
Dawn View Manor, Inc.                                   Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Delm Nursing, Inc.                                      Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Elmwood Health Resources, Inc.                          Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Encare of  Mendham, L.L. C.                             Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Encare of Mendham, Inc.                                 Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Encare of Pennypack, Inc.                               Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Encare of Quakertown, Inc.                              Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Encare of Wyncote, Inc.                                 Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
ENR, Inc.                                               Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Genesis ElderCare Corp.                                 Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Glenmark Associates Dawn View Manor, Inc.               Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Glenmark Associates, Inc.                               Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Glenmark Limited Liability Company I                    Limited Liability Company      West Virginia
-------------------------------------------------------------------------------------------------------------
Glenmark Properties I, Limited Partnership              Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Glenmark Properties, Inc.                               Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
GMA Brightwood, Inc.                                    Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
GMA Construction, Inc.                                  Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
GMA Madison, Inc.                                       Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
GMA Partnership Holding Company, Inc.                   Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
GMA Uniontown, Inc.                                     Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Groton Associates of Connecticut, L.P.                  Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Academy Manor, Inc.                 Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Arcadia, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Boardman, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Bridgeton, Inc.                     Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Bridgeton, L.L.C.                   Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Brooklyn, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Cedar Grove, Inc.                   Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Cinnaminson, Inc.                   Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Cinnaminson, L.L.C.                 Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Colchester, Inc.                    Corporation                    Connecticut
-------------------------------------------------------------------------------------------------------------
Health Resources of Columbus, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Cranbury, Inc.                      Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Cranbury, L.L.C.                    Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Cumberland, Inc.                    Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Eatontown, Inc.                     Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Eatontown, L.L.C.                   Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Emery, L.L.C.                       Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Englewood, Inc.                     Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Englewood, L.L.C.                   Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Ewing, Inc.                         Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Ewing, L.L.C.                       Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Fair Lawn, L.L.C.                   Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Farmington, Inc.                    Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Gardner, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Glastonbury, Inc.                   Corporation                    Connecticut
-------------------------------------------------------------------------------------------------------------
Health Resources of Groton, Inc.                        Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Jackson, Inc.                       Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Jackson, L.L.C.                     Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Karmenta & Madison, Inc.            Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Lakeview, Inc.                      Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Lakeview, L.L.C.                    Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Lemont, Inc.                        Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Lynn, Inc.                          Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Madison, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Marcella, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Middletown (R.I.), Inc.             Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Montclair, Inc.                     Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
Health Resources of Morristown, Inc.                    Corporation                    filing for
                                                                                       reinstatement in New
                                                                                       Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Norfolk, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of North Andover, Inc.                 Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Norwalk, Inc.                       Corporation                    Connecticut
-------------------------------------------------------------------------------------------------------------
Health Resources of Pennington, Inc.                    Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Ridgewood, Inc.                     Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Ridgewood, L.L.C.                   Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Rockville, Inc.                     Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Solomont/Brookline, Inc.            Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of South Brunswick L.L.C.              Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of South Brunswick, Inc.               Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Stafford, Inc.                      Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Tazewell, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Troy Hills, Inc.                    Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Voorhees, Inc.                      Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Wallingford, Inc.                   Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of Warwick, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Health Resources of West Orange, L.L.C.                 Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Health Resources of Westwood, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Healthcare Rehab Systems, Inc. f/k/a Encare of          Corporation                    Pennsylvania
Pennsylvania, Inc.
-------------------------------------------------------------------------------------------------------------
Helstat, Inc.                                           Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Heritage at Danvers, L.L.C.                             Limited Liability Company
-------------------------------------------------------------------------------------------------------------
Hingham Assisted Living, L.L.C.                         Limited Liability Company      Delaware
-------------------------------------------------------------------------------------------------------------
Hingham Healthcare Limited Partnership                  Limited Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
HMNH Realty, Inc.                                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
HNCA, Inc.                                              Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Holly Manor Associates of New Jersey, L.P.              Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
Horizon Associates, Inc.                                Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Horizon Mobile, Inc.                                    Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Horizon Rehabilitation, Inc.                            Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
House of Campbell, Inc. (The)                           Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
HR of Charleston, Inc.                                  Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
HRWV Huntington, Inc.                                   Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Lakewood Health Resources, Inc.                         Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Laurel Health Resources, Inc.                           Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Lehigh Nursing Homes, Inc.                              Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Long Term Assets, Inc.                                  Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
LRC Holding Company                                     Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
LWNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Mabri Convalescent Center, Inc.                         Corporation                    Connecticut
-------------------------------------------------------------------------------------------------------------
Markglen, Inc.                                          Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Marshfield Health Resources, Inc.                       Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Mercerville Associates of New Jersey, L.P.              Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
MHNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Middletown (RI) Associates of RI, L.P.                  Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
MNR, Inc.                                               Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Montgomery Nursing Homes, Inc.                          Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Multicare AMC, Inc.                                     Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Multicare Companies, Inc. (The) (a/k/a Century Care     Corporation                    Delaware
Corporation in New Jersey)
-------------------------------------------------------------------------------------------------------------
Multicare Home Health of Illinois, Inc.                 Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Northwestern Management Services, Inc.                  Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Nursing & Retirement Center of the Andovers, Inc.       Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
PHC Operating Corporation                               Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Pocahontas Continuous Care Center, Inc.                 Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Point Pleasant Haven Limited Partnership                Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Pompton Associates, L.P.                                Limited Partnership            New Jersey
-------------------------------------------------------------------------------------------------------------
Pompton Care, Inc.                                      Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Pompton Care, L.L.C.                                    Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Prescott Nursing Home, Inc.                             Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Progressive Rehabilitation Centers, Inc.                Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Providence Health Care, Inc. (merged with Long Term     Corporation                    Delaware
Assets, Inc. and Northwestern Service, Corporation.)
-------------------------------------------------------------------------------------------------------------
Providence Medical, Inc.                                Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Raleigh Manor Limited Partnership                       Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Recuperative Center, Limited Partnership (The)          Limited Partnership            Massachusetts
-------------------------------------------------------------------------------------------------------------
Rest Haven Nursing Home, Inc.                           Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Ridgeland Health Resources, Inc.                        Corporation                     Delaware
-------------------------------------------------------------------------------------------------------------
River Pines Health Resources, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Rivershores Health Resources, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
RLNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Roephel Convalescent Center, L.L.C.                     Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Roephel Convalescent Center, Inc.                       Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Romney Health Care Center Ltd., Limited Partnership     Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Rose Healthcare, Inc.                                   Corporation                    New Jersey
-------------------------------------------------------------------------------------------------------------
Rose View Manor, Inc.                                   Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Roxborough Nursing Home, Inc.                           Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
RSNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          State of
                   Subsidiary Name                       Subsidiary Type                Organization
-------------------------------------------------------------------------------------------------------------
RVNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
S.T.B. Investors, LTD.                                  Corporation                    New York
-------------------------------------------------------------------------------------------------------------
Schuylkill Nursing Homes, Inc.                          Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Schuylkill Partnership Acquisition Corporation          Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Scotchwood Mass. Holding Co., Inc.                      Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Senior Living Ventures, Inc.                            Corporation                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Senior Source, Inc.                                     Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Sisterville Haven Limited Partnership                   Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
Snow Valley Health Resources, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Solomont Family Fall River Venture, Inc.                Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Solomont Family Medford Venture, Inc.                   Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Stafford Convalescent Center, Inc.                      Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
SVNR, Inc.                                              Corporation                    Delaware
-------------------------------------------------------------------------------------------------------------
Teays Valley Haven Limited Partnership                  Limited Partnership            West Virginia
-------------------------------------------------------------------------------------------------------------
The Straus Group-Hopkins House Limited Partnership      Limited Partnership            New Jersey
-------------------------------------------------------------------------------------------------------------
The Straus Group-Old Bridge, L.P.                       Limited Partnership            New Jersey
-------------------------------------------------------------------------------------------------------------
The Straus Group-Quakertown Manor, L.P.                 Limited Partnership            New Jersey
-------------------------------------------------------------------------------------------------------------
The Straus Group-Ridgewood, L.P.                        Limited Partnership            New Jersey
-------------------------------------------------------------------------------------------------------------
TMC Acquisition Corp. f/k/a Troy Hills Assisted         Corporation                    New Jersey
Living, Inc.
-------------------------------------------------------------------------------------------------------------
Total Rehabilitation Center, L.L.C.                     Limited Liability Company      New Jersey
-------------------------------------------------------------------------------------------------------------
Tri State Mobile Medical Services, Inc.                 Corporation                    West Virginia
-------------------------------------------------------------------------------------------------------------
Wallingford Associates of CT, L.P.                      Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
Warwick Associates of RI, L.P.                          Limited Partnership            Delaware
-------------------------------------------------------------------------------------------------------------
Westford Nursing & Retirement Center, Inc.              Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------
Westford Nursing & Retirement Center, Limited           Limited Partnership            Massachusetts
Partnership
-------------------------------------------------------------------------------------------------------------
Willow Manor Nursing Home, Inc.                         Corporation                    Massachusetts
-------------------------------------------------------------------------------------------------------------